UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2006
Volterra Semiconductor Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50857	94-3251865
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)
3839 Spinnaker Court, Fremont, CA 94538-6437
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 743-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
On April 24, 2006, the registrant issued press releases announcing its financial results for its first quarter ended March 31, 2006. These press releases, dated April 24, 2006, are attached hereto as Exhibit 99.1. Volterra Semiconductor Corporation conducted a conference call on April 24, 2006, to discuss its financial results for its first quarter ended March 31, 2006 with investors and analysts. A transcript of the conference call is attached as Exhibit 99.2 and is incorporated herein by reference.
The information contained in this report and the exhibits attached hereto are furnished solely pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibits attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Volterra Semiconductor Corporation, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
The following exhibits are furnished with this document:

Exhibit
Number	Description of Exhibit
99.1	Press Releases dated April 24, 2006.

99.2	Transcript of conference call conducted by Volterra Semiconductor Corporation on April 24, 2006.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation
Date: April 26, 2006	By:	/s/ Greg Hildebrand
Greg Hildebrand
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Releases dated April 24, 2006

99.2	Transcript of conference call conducted by Volterra Semiconductor Corporation on April 24, 2006.

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